Exhibit 99.2












                                              Consolidated Resources Health
                                       Care Fund II - Mayfair Village, Ltd.
                                                    (a limited partnership)
                                                    Project No. 04338012-PM



                                                       Financial Statements
                                           (with supplementary information)
                                               Year Ended December 31, 2004
                                                                (unaudited)

                               Consolidated Resources Health Care Fund II -
                              Mayfair Village, Ltd. (a limited partnership)
                                                   Project No. 043-38012-PM

                                                              Balance Sheet
                                                    As of December 31, 2004
                                                                (unaudited)



Assets

Current
Cash and cash equivalents                                        $   464,628
Tenant receivables, net                                                1,608
Prepaid expenses                                                       2,834

Total current assets                                                 469,070

Restricted deposits
Mortgage escrow deposits                                              70,337
Reserve for replacements                                             116,857
Patient trust funds                                                   75,544

Total restricted deposits                                            262,738

Fixed assets
Land                                                                 104,939
Buildings                                                          4,312,232
Furniture, fixtures and equipment                                    271,890

Total fixed assets                                                 4,689,061

Less accumulated depreciation                                     (3,732,233)

Net fixed assets                                                     956,828

Loan costs, net of accumulated amortization of $14,753                 8,749

                                                                  $1,697,385

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                                               Balance Sheet
                                                     As of December 31, 2004
                                                                 (unaudited)


Liabilities and Partners' Deficit

Current liabilities
       Accounts payable                                         $      6,362
       Accrued expenses                                              137,035
       Due to related party (Note 1)                                  70,729
       Due to Life Care Centers America, Inc. (Note 1)                94,523
       Current portion of mortgage payable. (Note 2)                  74,260

Total current liabilities                                            382,909

Tenant security deposits                                              74,500

Mortgage payable, less current maturities (Note 2)                 2,172,886

Other long-term liabilities                                           21,912

Total liabilities                                                  2,652,207

Partners' deficit                                                   (954,822)





                                                                   $1,697,385

See accompanying summary of significant accounting policies and notes to financial statements.

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                                     Statement of Operations
                                                Year Ended December 31, 2004
                                                                 (unaudited)



Revenues
     Rent                                                         $1,704,742
     Other                                                           256,129

Total revenues                                                     1,960,871

Expenses (Note 1)
     Administrative                                                  329,078
     Utilities                                                        58,755
     Operating and maintenance                                       184,138
     Taxes and insurance                                             234,270
     Financial                                                       182,836
     Depreciation and amortization                                   251,826
     Elderly and congregate services                                 644,503

Total expenses                                                     1,885,406

Net Income                                                          $ 75,465

     See accompanying summary of significant accounting policies and notes to financial statements.

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                   Project No. 043-38012-PM


                                   Statement of Changes in Partner's Deficit
                                                Year Ended December 31, 2004
                                                                 (unaudited)



Balance, January 1, 2004                                        $(1,048,287)

Contributions                                                         18,000

Net Income                                                            75,465

Balance, December 31, 2004                                      $  (954,822)

     See accompanying summary of significant accounting policies and notes to financial statement.

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                                     Statement of Cash Flows
                                                Year Ended December 31, 2004
                                                                 (unaudited)



Operating activities
     Rental receipts                                              $1,699,966
     Other operating receipts                                        255,622
     Interest receipts                                                   507

Total receipts                                                     1,956,095

Other operating expenses                                           (632,702)
Management fees                                                     (97,872)
Administrative                                                     (231,076)
Taxes and insurance                                                (238,444)
Tenant security deposits                                               (369)
Interest on first mortgage                                         (171,367)
Utilities                                                           (58,755)
Operating and maintenance                                          (189,860)

Total disbursements                                              (1,620,445)

Cash provided by operating activities                                335,650

Investing activities
     Net deposits to the mortgage escrow account                     (6,253)
     Net disbursement from (deposits to) the reserve for
         replacements account                                         22,733
     Net purchase of fixed assets                                   (44,323)

Cash used in investing activities                                   (27,843)

Financing activities
     Principal payments - first mortgage                            (68,910)
     Contributions                                                    18,000

Cash used in financing activities                                   (50,910)

Net increase in cash and cash equivalents                            256,897
Cash and cash equivalents, beginning of year                         207,731
Cash and cash equivalents, end of year                             $ 464,628

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                                     Statement of Cash Flows
                                                Year Ended December 31, 2004
                                                                 (unaudited)



Reconciliation of net loss to net cash provided by operating activities:
     Net income (loss)                                              $ 75,465
     Adjustments to reconcile net loss to net cash provided
         by operating activities:
     Depreciation                                                    251,043
     Amortization                                                        783
     Changes in assets and liabilities:
         Tenant receivables                                          (1,608)
         Prepaid expenses                                                 84
         Tenant security deposits                                      (369)
         Accounts payable                                              2,670
         Accrued expenses                                             20,146
         Due to related party                                       (24,049)
         Prepaid revenue, net                                        (3,083)
         Due to Life Care Centers of America, Inc.                       943
         Other                                                        13,625

Cash provided by operating activities                               $335,650

         See accompanying summary of significant accounting policies and notes to financial statements.

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM


                                  Summary of Significant Accounting Policies

Organization        Consolidated  Resources  Health  Care  Fund II -  Mayfair
                    Village,  Ltd.  (the  "Partnership"),  was  organized  on
                    January 17, 1985, as a limited partnership under the provisions of the Uniform Limited Partnership Act of Georgia.

                    The partners of the Partnership are Consolidated Resources Health Care Fund II, a Georgia limited partnership, as a 99.5% general partner (the "General Partner") and Retirement Centers of America, Inc., a Tennessee corporation, as a 0.5% limited partner (the "Limited Partner"). The Partnership was formed to acquire and operate the Mayfair Village Apartments (the "Apartments"), an 86-unit complex located in Columbus, Ohio.

                    The Partnership assumed a mortgage note payable on the Apartments dated August 22, 1979, which is insured by the U.S. Department of Housing and Urban Development ("HUD") under Section 231 of the National Housing Act. The Regulatory Agreement limits annual distributions of the operating receipts to partners to the extent of surplus cash, as defined.

                    The Regulatory Agreement and related loan agreements require compliance with certain other requirements and covenants. Should material non-compliance occur, HUD and the lender have the ability to exercise various remedies including, but not limited to, foreclosing on the property.

Fixed Assets        Fixed  assets  are  carried  at  cost,  less  appropriate
                    reductions for impairment of recoverability. Depreciation is computed using the straight line method over lives of 3 to 24 years.


Reserve for         Under  the terms of the Regulatory  Agreement,  the Part-
Replacements        nership is  required to make  annual  payments of $12,876
                    (12  monthly  payments  of  $1,073)   into  a replacement
                    reserve fund, which is under the control of the mortgagee.
                    Restricted cash is held by the mortgagee to be used for repair or replacement of property with the approval of HUD.

Deferred Loan       Deferred  loan  costs  consist  of fees for assuming  the
Costs               HUD-insured   mortgage  payable and  are amortized on the
                    straight-line  method over the term of the mortgage.

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                  Summary of Significant Accounting Policies

Rental Revenue      The   Partnership   leases   the  units  on  a month-to-
                    month basis. The Partnership expects that in the normal course of business these leases will be renewed or replaced by other leases. Rental income is recognized as earned under the terms of the lease agreements.

Allocation of       The Partnership agreement provides  for  income and loss
Net Income and      from  operations   for   both  Loss  financial  and  tax
Net Loss            reporting purposes to be allocated 99.5% for the General
                    Partner and 0.5% to the Limited Partner.

Income Taxes        No   provision   has   been   made   in   the   financial
                    statements for Federal income taxes because under current law, income tax obligations are the responsibility of the respective partners and not the Partnership.

Cash and Cash       For   purposes  of  the  statement  of  cash flows,  cash
Equivalents         equivalents   include  U.S.  government   securities  and
                    certificates of deposit with original maturities of three months or less.

Use of Estimates    The  preparation of  financial  statements in  conformity
                    with  accounting  principles generally accepted    in the
                    United  States of  America  requires  management to  make
                    estimates  and    assumptions  that  affect  the reported
                    amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                               Notes to Financial Statements

1. Related Party During 2004, under management agreements, the Part-Transactions nership incurred management fees of $98,002 to Life
                    Care  Centers  of  America,  Inc.,  an  affiliate of the
                    Limited  Partner,  based  upon   5% of  gross  operating
                    revenue.  At December 31,  2004, $94,523 was payable  to
                    Life  Care  Centers  of  America,  Inc.

                    The Apartments do not contain a common food preparation area. Accordingly, the adjoining skilled nursing facility, Mayfair Nursing Care Center, Ltd., Project No. 043-43062 PM, (the "Center"), which is owned by Consolidated Resources Health Care Fund II, provides dietary services for the Apartments. The Center provides these services at or near its own cost on a per meal basis. During 2004, the Apartments paid $368,083, for food services provided by the Center. These costs were included in Elderly and Congregate Services Expense in the accompanying statement of income for the Partnership. The Center reported a corresponding increase in its elderly and congregate services income for this reimbursement in its own financial statements. At December 31, 2004, $70,729 was payable to the Center.

                    The Apartments are covered under blanket insurance policy provided by Leader Care, Ltd., a sister company of Life Care Centers of America, Inc. During 2004 the Apartments incurred insurance expenses to Leader Care, Ltd., of $58,062.

2.  Mortgage        The  7.5%  mortgage payable is collateralized  by a first
    Payable         trust  deed  on  land,  building  and  furnishings and is
                    insured by HUD, payable in monthly installments of principal and interest of $20,023 and matures on March
                    1, 2021. Future maturities of the mortgage payable as of December 31, 2004 are as follows:

                            Year                            Amount
                            2005                         $    74,260
                            2006                              79,528
                            2007                              85,701
                            2008                              92,355
                            2009                              99,524
                            Thereafter                     1,815,778
                                                          $2,247,146

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                                          Balance Sheet Data
                                                           December 31, 2004
                                                                 (unaudited)



Assets

Current
     1120       Cash - operations                           $        464,628
     1130       Tenant/member accounts receivable                      6,685
     1131       Less allowance for doubtful accounts                   5,077
     1130N      Net tenant accounts receivable                         1,608
     1200       Miscellaneous prepaid expenses                         2,834
-------------------------------------------------------------------------------

     1100T      Total current assets                                 469,070
-------------------------------------------------------------------------------

Deposits held in trust-funded
     1191       Tenant/patient deposits held in trust                 75,544
Restricted deposits and funded reserves
     1310       Escrow deposits                                       70,337
     1320 Replacement reserve                                        116,857
-------------------------------------------------------------------------------

     1300T      Total deposits                                       187,194
-------------------------------------------------------------------------------

Fixed assets
     1410       Land                                                 104,939
     1420       Buildings                                          4,312,232
     1440       Building equipment - portable                        271,890
-------------------------------------------------------------------------------

     1400T      Total fixed assets                                 4,689,061

     1495       Less accumulated depreciation                      3,732,233
-------------------------------------------------------------------------------

     1400N      Net fixed assets                                     956,828
-------------------------------------------------------------------------------

Other assets
     1520       Intangible assets                                      8,749
-------------------------------------------------------------------------------

     1500T      Total other assets                                     8,749

     1000T      Total asset                                 $      1,697,385
-------------------------------------------------------------------------------

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                                          Balance Sheet Data
                                                           December 31, 2004
                                                                 (unaudited)



Liabilities and Partners' Deficit

Current liabilities
   2110  Accounts payable - operations                      $          6,362
   2113  Accounts payable - entity                                    70,729
   2120  Accrued wages payable                                        20,742
   2121  Accrued payroll taxes payable                                 4,902
   2123  Accrued management fee payable                                3,502
   2150  Accrued property taxes                                       75,421
   2170  Mortgage payable - first mortgage (short-term)               74,260
   2190  Miscellaneous current liabilities                           126,991
-------------------------------------------------------------------------------

   2122T Total current liabilities                                   382,909

Deposit liabilities
   2191  Tenant/patient deposits held in trust (contra)               74,500

Long-term liabilities
   2320  Mortgage payable - first mortgage                         2,172,886
   2390  Miscellaneous long-term liabilities                          21,912
-------------------------------------------------------------------------------

   2300T Total long-term liabilities                               2,194,798
-------------------------------------------------------------------------------

   2000T Total liabilities                                         2,652,207
-------------------------------------------------------------------------------

   3130  Partners' deficit                                         (954,822)
-------------------------------------------------------------------------------

2033T    Total liabilities and partners' deficit            $      1,697,385
-------------------------------------------------------------------------------

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                                        Profit and Loss Data
                                                           December 31, 2004
                                                                 (unaudited)



Rental revenue

   5120  Rent revenue - gross potential                     $      1,951,392
   5190  Miscellaneous rent revenue                                   68,005
-------------------------------------------------------------------------------

   5100% Total rent revenue                                        2,019,397

   5200  Less vacancies - apartments                                 314,655
-------------------------------------------------------------------------------

   5200T Total vacancies                                             314,655

   5152  Net rental revenue                                        1,704,742
-------------------------------------------------------------------------------

Elderly and congregate services
   5300  Nursing homes/assisted living/board and care/
          other elderly care/coop and other revenues                 229,116
-------------------------------------------------------------------------------

Financial revenue
   5410  Financial revenue - project operations                           27
   5440  Revenue from investments - replacement reserve                  480
-------------------------------------------------------------------------------

   5400T      Total financial revenue                                    507
-------------------------------------------------------------------------------

Other revenue
   5910       Laundry and vending revenue                                739
   5920       Tenant charges                                          25,767

   5900T      Total other revenue                                     26,506
-------------------------------------------------------------------------------

   5000T      Total revenues                                       1,960,871
-------------------------------------------------------------------------------

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                                        Profit and Loss Data
                                                           December 31, 2004
                                                                 (unaudited)

Administrative expenses

6203 Conventions and meetings                                          2,365
6210 Advertising and marketing                                        79,316
6310 Office salaries                                                  43,035
6311 Office expenses                                                  15,061
6320 Management fee                                                   98,002
6330 Manager or superintendent salaries                               50,881
6350 Audit expenses                                                   22,000
6351 Bookkeeping fee/accounting services                               5,642
6370 Bad debts                                                         2,958
6390 Miscellaneous administrative expenses                             9,818
-------------------------------------------------------------------------------

6263T    Total administrative expenses                               329,078
-------------------------------------------------------------------------------

Utility expenses
6450 Electricity                                                      38,268
6451 Water                                                            13,150
6452 Gas                                                               7,337
-------------------------------------------------------------------------------

6400T    Total utility expenses                                       58,755
-------------------------------------------------------------------------------

Operating and maintenance expenses
6510 Payroll                                                          89,031
6515 Supplies                                                         25,263
6520 Contracts                                                        46,646
6570 Vehicle and maintenance equipment operation and repairs           1,613
6590 Miscellaneous operating and maintenance expense                  21,585
-------------------------------------------------------------------------------

6500T    Total operating and maintenance expenses                    184,138
-------------------------------------------------------------------------------

Taxes and insurance
6710 Real estate taxes                                                75,875
6711 Payroll taxes (project's share)                                  37,815
6720 Property and liability insurance (hazard)                        63,976
6722 Workmen's compensation                                            3,374
6723 Health insurance and other employee benefits                     51,360
6790 Miscellaneous taxes, licenses, permits and insurance              1,870
-------------------------------------------------------------------------------

6700T    Total taxes and insurance                                   234,270
-------------------------------------------------------------------------------

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                                        Profit and Loss Data
                                                           December 31, 2004
                                                                 (unaudited)

Financial expenses
6820   Interest on first mortgage payable                            171,367
6850   Mortgage insurance premium/service charge                      11,421
6890   Miscellaneous financial expenses                                   48
-------------------------------------------------------------------------------

6800T  Total financial expenses                                      182,836
-------------------------------------------------------------------------------

Elderly and congregate service expenses
6900   Nursing home/assisted living/board and care/
         other elderly care expenses                                 644,503
-------------------------------------------------------------------------------

6000t  Total cost of operations before depreciation                1,633,580
-------------------------------------------------------------------------------

5060T  Profit (loss) before depreciation                             327,291

Depreciation and amortization
6600   Depreciation                                                  251,043
6610   Amortization                                                      783
-------------------------------------------------------------------------------

5060   Operating profit or (loss)                           $         75,465

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                                        Profit and Loss Data
                                                           December 31, 2004
                                                                 (unaudited)

Total first  mortgage (or  bond)  principal  payments
       required  during  the  audit  year (12 monthly
       payments).  This  applies  to all direct loans
       and HUD-held and fully insured first mortgages       $         68,910

Total of  twelve  monthly deposits in the audit  year
       into   the  replacement  reserve  account,  as
       required  by  the regulatory agreement even if
       payments   may   be temporarily  suspended  or
       reduced                                                        12,876

Replacement  reserve  or  residual  receipts releases
       which  are  included as expenses items on this
       profit and loss statement                            $             --
-------------------------------------------------------------------------------

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                                           Surplus Cash Data
                                                Year Ended December 31, 2004
                                                                 (unaudited)


Computation of surplus cash
S1300-010  Cash                                             $        540,172

Current obligations
S1300-075   Accounts payable (due within 30 days)                      6,362
S1300-100   Accrued expenses (not escrowed)                           27,194
     2191   Tenant/patient deposits held in trust (contra)            74,500
S1300-110   Other current obligations                                165,252
-------------------------------------------------------------------------------

S1300-140   Total current obligations                                273,308
-------------------------------------------------------------------------------

S1300-150   Surplus cash                                    $        266,864
-------------------------------------------------------------------------------

S1300-200   Amount available for distribution during
               next fiscal period                           $        266,864
-------------------------------------------------------------------------------

Supplemental information for surplus cash
S1300-120   Other current obligations
            Payable to Mayfair Nursing Care Center, Ltd.    $         70,729
            Payable to Life Care Centers of America, Inc.             94,523
-------------------------------------------------------------------------------

Total current obligations                                   $        165,252
-------------------------------------------------------------------------------

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                               Reserve for Replacements Data
                                                Year Ended December 31, 2004
                                                                 (unaudited)


Schedule of reserve for replacements
1320P    Balance at beginning of year                       $        139,590
1320DT   Total monthly deposits                                       12,876
1320WT   Approved withdrawals                                         36,089
1320INT  Interest on replacement reserve account                         480
-------------------------------------------------------------------------------

1320     Balance at end of year, confirmed by mortgagee     $        116,857
-------------------------------------------------------------------------------

1320R    Deposit suspended or waived indicator                             N
-------------------------------------------------------------------------------

                                 Consolidated Resources Health Care Fund II -
                                Mayfair Village, Ltd. (a limited partnership)
                                                     Project No. 043-38012-PM

                                                   Fixed Assets Accounts Data
                                                 Year Ended December 31, 2004
                                                                  (unaudited)


Schedule of changes in fixed assets
                                                     Assets
                                 Balance                              Balance
                             December 31                         December 31,
                                    2003  Additions  Deductions          2004
-------------------------------------------------------------------------------

1410  Land                    $  104,939   $    --   $      --     $  104,939
1420  Buildings                4,312,232        --          --      4,312,232
1440  Building equipment-
         portable                227,567    44,323          --        271,890
1480  Motor vehicles                  --        --          --             --
-------------------------------------------------------------------------------

                              $4,644,738   $44,323   $      --     $4,689,061
-------------------------------------------------------------------------------
                                  1400PT    1400AT      1400DT          1400T

1495  Accumulated
         depreciation         $3,481,190   $251,043  $      --     $3,732,233
-------------------------------------------------------------------------------
                                   1495P       6600     400ADT           1495

Total net book value                                                 $956,828
                                                               ----------------
                                                                        1400N

                                Consolidated Resources Health Care Fund II -
                               Mayfair Village, Ltd. (a limited partnership)
                                                    Project No. 043-38012-PM

                                           Nursing Home/Assisted Living Data
                                                Year Ended December 31, 2004
                                                                 (unaudited)


Schedule of 5300 Accounts - Elderly and Congregate Services Income

5302 Private Pay Ancillary                                  $          5,957
5332 Food                                                                767
5390 Other Service Revenue                                           222,392
-------------------------------------------------------------------------------

     Total                                                  $        229,116
-------------------------------------------------------------------------------

Schedule of 6900 Accounts - Elderly and Congregate Services Expense

6931 Dietary Purchased Services                             $        368,083
6942 Other Nursing Salaries                                          235,244
6960 Drugs and Pharmaceuticals                                           302
6963 Medical Supplies                                                  4,045
6964 Medical Purchased Services                                          435
6967 Pharmacy Purchased Services                                       1,400
6980 Recreation and Rehabilitation                                    25,553
6981 Activities Supplies                                               5,006
6982 Activities Purchased Services                                     4,057
6990 Other Service Expenses                                              378
-------------------------------------------------------------------------------

         Total                                              $        644,503

                                 Consolidated Resources Health Care Fund II -
                                Mayfair Village, Ltd. (a limited partnership)
                                                     Project No. 043-38012-PM

                                                          Summary of Findings

There were no finds encountered during the 2004 audit.

Mortgagor's Certification




I hereby certify that I have examined the accompanying financial statements and supplemental material of Consolidated Resources Health Care Fund II - Mayfair Village, Ltd. (a limited partnership), HUD Project No. 043-38012-PM and, to the best of my knowledge and belief, the same is complete and accurate.

                       Consolidated Resources Health Care
                       Fund II - Mayfair Village, Ltd.

                       By: WelCare Consolidated Resources Corporation of America, its General Partner

                       By:
                            ----------------------------------------------
                            John McMullan, President

                                    58-1676797
                            ----------------------------------------------
                            Partnership Employer
                            Identification Number

Managing Agent's Certification



To the Partners of
Consolidated Resources Health Care Fund II
Mayfair Village, Lt.d
Atlanta, Georgia


I hereby certify that I have examined the accompanying financial statements and supplemental material of Consolidated Resources Health Care Fund II - Mayfair Village, Ltd. (a limited partnership), HUD Project No. 043-38012-PM and to the best of my knowledge and belief, the same is complete and accurate.



                    By:  Life Care Centers of America, Inc.
                         its Management Agent


                    By:
                         -----------------------------------------------
                         Terry Henry, Senior Vice President
                         of Accounting

                                        62-0963862
                         -----------------------------------------------
                         Employer Identification Number